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                                                                EXHIBIT 11.A.2
              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We consent to the reference to our firm in the Registration Statement (Form N-1A) and related Statement of Additional Information of Capstone
Government Income Fund, a series of Capstone Fixed Income Series, Inc., and to the inclusion of our report dated December 15, 1995.



                                      /s/TAIT, WELLER & BAKER
                                      TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
March 22, 1996